THE ARMADA ADVANTAGE FUND
                                HARTFORD LIFE SEMI-ANNUAL REPORT


                                [Graphic Omitted]






                                JUNE 30, 2001

                                [Armada Advantage Logo Omitted]

                            THE ARMADA ADVANTAGE FUND
                       SEMI-ANNUAL REPORT -- JUNE 30, 2001





ARMADA ADVANTAGE
   EQUITY GROWTH FUND             Message from the President ................  1

ARMADA ADVANTAGE INTERNATIONAL    Message from the Investment Adviser .......  2
   EQUITY FUND
                                  Portfolio Performance Discussion ..........  4
ARMADA ADVANTAGE
   MID CAP GROWTH FUND         FINANCIAL STATEMENTS

                                  Financial Highlights ......................  8

                                  Schedules of Investments .................. 11

                                  Statements of Assets and Liabilities ...... 18

                                  Statements of Operations .................. 19

                                  Statements of Changes in Net Assets ....... 20

                                  Notes to Financial Statements ............. 21





      --------------------------------------------------------------------------
              -------------------------------------------------------
               NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
              -------------------------------------------------------

       SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, NATIONAL CITY CORPORATION OR ANY OF ITS AFFILIATES. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD
       OR ANY OTHER AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY
       AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF
       THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
       ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

       THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF CONTRACT HOLDERS OF THE ARMADA ADVANTAGE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION
       TO PROSPECTIVE SHAREHOLDERS UNLESS ACCOMPANIED BY OR PRECEDED BY
       A PROSPECTUS.
      --------------------------------------------------------------------------

Message from the President
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001


June 2001


DEAR SHAREHOLDERS:

I am pleased to write to you on behalf of the Board of Trustees and to present this report summarizing financial statements for The Armada Advantage Fund for the period ended June 30, 2001.

CHANGES IN MARKET EXPECTATIONS

While expectations for the market have changed during the past months, the Armada Advantage Fund portfolios remain "in their box" -- maintaining style purity consistent with their particular investment strategies. Investment style purity is a core principle of National City Investment Management Company, investment adviser to The Armada Advantage Fund. Each investment style team is comprised of individuals who are experienced in their respective style of investment management; they are both dedicated and faithful to the characteristics, constraints, and parameters of that style. And, because the portfolio management teams do not focus on market timing, you can be assured that our funds are fully invested in securities that match the described investment strategy.

If you have questions about The Armada Advantage Fund or require any assistance, please call your Financial Consultant or Investor Services at 1-800-622-FUND
(3863).

Sincerely,

/s/ Herbert R. Martens, Jr.

Herbert R. Martens, Jr.
President

[Armada Advantage Logo Omitted]

Message from the Investment Adviser
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001


July 2001


DEAR INVESTOR:

What a difference a year can make. From an unimaginable 7.3% annualized growth rate in the first quarter of 2000, gross domestic product (GDP) growth fell rapidly and steeply and plummeted to 1.3% for the first three months of 2001. For calendar year 2001, GDP is expected to climb a modest 1%.

A number of factors conspired to slam the brakes on U.S. economic growth. For starters, the aggressive tightening moves by the Fed and other central banks in 1999 and early 2000 finally dried up some of the excess liquidity in the equity and bond markets. At the same time, skyrocketing energy prices eroded corporate profits and consumer disposable income. Moreover, corporate technology spending-the most significant driver of the expansion-came to a virtual standstill. Within just a few months, Y2K-related investing ended, free-spending dot-com companies began to close their doors (virtual and otherwise), and a wave of consolidations and bankruptcies swept the communications services sector.

Signs of the slowdown can be felt in nearly every corner of the economy and perhaps nowhere as much as in the manufacturing sector. At the end of June, industrial production had declined for the eighth consecutive month. The nation's overall unemployment figures jumped 15% year-over-year to 4.5%, and that number is likely to climb further still.

Clearly, these have not been the best of times. Still, National City Investment Management Company (IMC) does not believe that a recession (as defined by two consecutive quarters of a decline in GDP) is on the horizon. For that, we can thank U.S. consumers and the Federal Reserve Board's aggressive monetary policy. Consumers kept the economy on track during a difficult period as retail sales continued to advance during the second quarter of 2001. Consumer confidence and the index of leading economic indicators appear to have stabilized.

As for the Fed, it completely wiped out its previous cycle of tightenings and lowered short-term interest rates six times for a total of 2.75% during the first six months of 2001. By their actions, Mr. Greenspan and Company have made it clear that they are prepared to take whatever steps are necessary to re-ignite growth. In fact, we are not ruling out the likelihood of additional easings. As a result of these efforts, we expect to see signs of a genuine recovery in 2002.

Other factors will contribute to this scenario, including passage of President Bush's record $1.35 trillion tax cut. While many pieces of the plan will take effect gradually over the next 10 years, U.S. taxpayers who paid federal income taxes will receive a rebate on their 2000 tax bill no later than this autumn. Energy prices are also likely to stabilize after their dizzying climb. OPEC, for example, has indicated that it will likely raise oil production to keep prices from spiking above current levels.

VALUE STOCKS CORRECT A DECADE OF UNDERPERFORMANCE

The dramatic slowdown in the economy has certainly taken its toll on the U.S. equity markets. The S&P 500 Composite Index fell 6.7% for the six months ended June 30, 2001. More significantly, this leading large cap indicator finished the period 16.6% off the all-time closing high it had reached in March 2000. These numbers belie the fact that growth-oriented equities, particularly technology and telecom stocks, accounted for nearly all of the market's decline. Boasting the loftiest valuations, these sectors suffered most severely as earnings shortfalls and inventory backlogs mounted. The tech-heavy Nasdaq Composite Index finished the period 58.1% off the all-time high it had reached only 15 months earlier. On June 29, communications equipment manufacturer Cisco Systems-the tech boom's poster child-closed 77.3% off the 52-week high it had reached in July 2000.

As we had forecasted, many value sectors actually performed strongly over the past 12 months as investors sought shelter in long-ignored old-economy stocks. Value stocks actually made up for a decade of underperformance versus their growth counterparts. While the S&P 500/BARRA Growth Index plunged 32.4% for the 12 months ended June 30, the S&P 500/BARRA Value Index climbed 7.9%. During this period, stock prices in the transportation sector soared 26.6%, financials jumped 21.5%, utilities gained 17.8%, and basic materials rose 17.6%. Although much of the performance gap between growth and value stocks closed during the past six months-and both posted negative returns-value still retained the upper hand. From January through June, BARRA Growth fell 11.0% while BARRA Value lost 2.4%.

The spread between growth and value performance was even wider in the small cap universe. For the 12 months ended June 30, the Russell 2000 Growth Index dropped 23.3%, while the Russell 2000 Value Index returned 30.8%. Over the past six months, Russell Growth dipped .15% while Russell Value climbed 11.4%.

Will value continue to enjoy the upper hand versus growth? Frankly, we are neutral on this question. However, we believe that cyclical stocks--be they in traditional growth- or value-oriented sectors--are poised to outperform noncyclicals. Retail, basic materials, capital goods, and transportation stocks should be among the chief beneficiaries of the Fed's easing. Despite its cyclical bent, we do not expect to see signs of a genuine recovery in technology for at least six months. The Nasdaq Composite's 31.98% rise from April 4 through June 29 was welcome, but that gain is more likely a sign that tech prices have gotten ahead of the tough conditions many such companies still face.

Message from the Investment Adviser
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001

Additionally, we expect to see a significant divergence in the performance of small caps and large caps. Given their lower relative valuations and higher forecasted earnings growth, we believe that small cap stocks are poised to outperform their growth counterparts for the foreseeable future. Small caps also tend to perform better in the early part of a rate cut cycle as investors willingly add more risk to their portfolios.

CORPORATE BONDS STAGE A COMEBACK

Bond investors had reason to celebrate during the past year. With the Lehman U.S. Aggregate Bond Index returning 11.2% for the 12 months ended June 30, the bond market outperformed stocks by the widest margin in more than two decades. Admittedly, most of that gain occurred in calendar year 2000. For the six months ended June 30, the Lehman U.S. Aggregate returned 3.6%.

In the Treasury market, the Fed's aggressive easing sent prices on the short end of the yield curve soaring. For example, the yield on the three-month Treasury bill (which moves in the opposite direction of its price) fell 2.25% from January 1. The long end of the curve did not fare quite as well. Despite the U.S. Treasury's continued debt buyback, longer-maturity issues have had to contend with the higher yield offered by corporate bonds and with concern about the potentially inflationary effect of the current rate cuts.

As we had expected, corporate bonds staged a major comeback during the past six months. After dramatically underperforming Treasuries in 2000, prices for corporates of every credit quality soared as the rate cuts sent liquidity back to the non-government-or spread-sectors of the bond market. Investment-grade corporate bonds outperformed equivalent duration Treasuries by 282 basis points from January through June.

Given their gains, we are not as constructive on corporates going forward. The sector's massive exposure to credit risk-witness Lucent Technologies' downgrade to double-B-plus in June-means that industry and security selection will remain key. In addition, the sector will face a flood of new issues over the next few months. We prefer more exposure to the mortgage-backed sector, which should benefit from the end of the recent refinancing cycle and which remains a safer place for credit risk exposure.

THE EURO TREADS WATER; JAPAN STRUGGLES

Across the Atlantic, Europe's GDP growth surpassed that of the United States for the first time in a decade. However, the high cost of energy and raw materials continued to exact a stiff toll because of the region's reliance on a manufacturing base. With worldwide energy prices denominated in dollars, Europe also had to contend with the euro's anemic performance versus the dollar. After showing some sign of life and trading as high as 95.7 cents in January, the euro fell to a six-month low of 84.24 cents in June. As a result, the euro zone's core inflation rate has risen to 3.1%, far above the European Central Bank's
(ECB) 2% target. Moreover, that number will likely climb further. With growth in Europe slowing, the ECB went back on its promise to hold interest rates steady and in May eased 25 basis points to 4.25%.

Despite current challenges, we remain very constructive on the euro zone's long-term prospects. They are liberalizing markets and reducing capital gains taxes, albeit at a relatively slow pace. We've also witnessed clear signs of an emerging shareholder culture, which should help drive accountability and improve shareholder value. We also believe that the euro is unlikely to continue trading at its current low levels over the long term. Eventual lower energy prices will allow inflation in Europe to recede and make it easier for the ECB to ease further. Newfound liquidity in Europe's financial markets should then drive the demand for euro-denominated assets, leading the currency to appreciate significantly against the dollar.

Our outlook for Japan is far less optimistic. True, the election of a reform-minded prime minister has brought hope that genuine structural reforms may be on the horizon. As a result, the Nikkei Index and TOPIX have been among the best-performing major market averages since March. Still, Japan's banking system requires massive reform, and the country's debt as a percentage of national economic output remains the world's largest. In addition, Moody's Investors Service lowered the country's credit rating in September to double-A. Until the pace of reform quickens and Japanese consumers increase spending on a meaningful basis, Japan's economy will remain firmly in the doldrums.

Sincerely,


/s/ Donald L. Ross


Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company

Portfolio Performance Discussion
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001

EQUITY GROWTH FUND

The dramatic economic slowdown that began in 2000-sending technology and telecom share prices plummeting-showed little sign of abating during the first half of 2001. As a result, the Armada Advantage Equity Growth Fund produced a total return of -11.81% for the six months ended June 30, 2001. Over the same period, the Fund's benchmark, the S&P 500 Index(3), returned -6.70%.

Given the Fund's orientation toward large capitalization growth stocks, its average weighted market cap and average price/earnings ratio (p/e) slightly exceeded that of the S&P 500 Index. However, stocks with market caps and p/e's below the Index average tended to outperform the benchmark during the first half of 2001.

Despite a difficult environment, the management team was pleased that the Fund outpaced its large cap growth peer group average by a wide margin. For that we can thank strong stock selection and an underweight in the technology sector versus the benchmark. The Fund finished in the top third of the Lipper Large Cap Growth Peer Group for the past six months and in the top 10% for the trailing 12 months.

As early as December, when it became clear that the Fed would begin easing interest rates, we added to our stake in a number of financial stocks that tend to thrive in a low-rate environment. Among them, Fannie Mae, Freddie Mac, Washington Mutual, Golden West Financial, and Fifth Third Bancorp all outperformed the S&P 500 Index during the first half of 2001.

We also took a position in Lowe's Companies, the nation's second-largest home-improvement chain. Attractively priced, Lowe's is benefiting from the housing turnover cycle that rate reductions usually trigger. The stock gained 24% from March 30-when we added it to the portfolio-through June 30.

The management team believes that the Fed's aggressive rate reductions--coupled with the government tax cuts passed in May--will help spur an economic recovery over the next 12 months. As a result, we've reduced the defensive nature of the portfolio throughout the period by selling positions in such stocks as Anheuser-Busch Companies, The Gillette Company, and Coca-Cola.

We maintained an underweight position in the technology sector in the first half. However, im-proved valuations led us to add selectively to the Fund's technology holdings. Citrix Systems, a leader in application server software, is an example of successful bargain hunting. This stock beat the S&P 500 Index by 16% from its time of purchase in January through the end of the reporting period. Microsoft, our largest technology holding, was our best performer in the sector. It returned 68% for the six-month period.


                               EQUITY GROWTH FUND
[Graphic Omitted]
Plot points are as follows:

                   Armada Advantage                S&P 500
                  Equity Growth Fund               Index 3

9/13/99                 $10,000                   $10,000
12/99                    11,400                    11,173
12/00                    10,840                    10,155
6/01                     9,560                     9,475


                   Average Annual Total Return as of June 30, 2001
                   -----------------------------------------------
                        Six            One            Inception
                      Months 1         Year           to Date 2
                   -----------------------------------------------
                      -11.81%        -17.66%          -2.47%
                   -----------------------------------------------

1 The six month return has not been annualized.
2 The Equity Growth Fund commenced operations on September 13, 1999.
3 The S&P 500 Index is a widely recognized index of 500 common stocks which is representative of the U.S. stock market. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's make no representation regarding the advisability of investing in the product.

The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Equity Growth Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Portfolio Performance Discussion
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001

INTERNATIONAL EQUITY FUND

Costly energy and a slowing global economy continued to take their toll on world equity markets over the past six months. In particular, growth- oriented funds such as ours suffered as technology stocks and other sectors sporting high relative valuations were punished for a string of disappointing earnings. For the six months ended June 30, 2001, the Armada Advantage International Equity Fund returned a total of -18.26%. During the same period, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index returned -14.87%.

The portfolio's overweight in European stocks and its modest exposure to Japan versus the benchmark played the largest roles in the Fund's underperformance. The Morgan Stanley MSCI Pan-European Index fell 8.35% in local terms during the period, but, due to the euro's plummet, this benchmark dropped more than 17% after converting to U.S. dollars. The euro, the common currency of 12 European nations, skid nearly 10% since January 1, largely based on fears that Europe will take longer than the United States to shake off the effects of the current downturn.

On a country allocation basis, our modest overexposure to Spain provided the sole bright spot among our European holdings. Although the IBEX posted negative returns, it significantly outperformed most of the continent's other equity benchmarks. Our Spanish holdings-Endesa, Telefonica, and Banco Bilbao Vizcaya Argentaria among them-turned in strong results during the first quarter due largely to their significant stakes in Latin American companies enjoying above-average earnings growth. Admittedly, Argentina's debt crisis dampened results in the region for the remainder of the period, and we are watching developments there closely.

In terms of stock selection, the Fed's aggressive rate cuts led us to increase the portfolio's exposure to a number of cyclical issues early in the period, including Swedish paper and packaging company SCA and POSCO, the South Korea-based steel manufacturer. Such companies should benefit from a low-rate environment, although our moves proved a bit premature. It would take until April before the market appeared to hit bottom.

Despite Japan's heavy debt and a banking system desperately in need of restructuring, the election of a reform-minded prime minister helped its two leading indices-the Nikkei Index and TOPIX- outperform nearly every other major market average during the period. Frankly, the management team remains skeptical of the country's prospects until we see signs that political rhetoric can be transformed into action.

As the period drew to a close, we began reducing the portfolio's average market capitalization. We believe that stocks at the smaller end of the benchmark's market cap range offer more attractive valuations and are poised to outperform in the current interest rate environment.

                            INTERNATIONAL EQUITY FUND


[Graphic Omitted]
Plot points are as follows:


                   Armada Advantage               MSCI EAFE
               International Equity Fund           Index 3

9/30/93                 $10,000                   $10,000
12/93                    10,350                    10,086
12/94                     9,650                    10,871
12/95                    10,590                    12,091
12/96                    12,222                    12,823
12/97                    12,482                    13,052
12/98                    13,931                    15,662
12/99                    21,691                    19,884
12/00                    17,728                    17,067
6/01                     14,491                    14,529


            Average Annual Total Return as of June 30, 2001
           -------------------------------------------------
             Six      One       Three     Five     Inception
           Months 1   Year       Year      Year     to Date 2
           --------------------------------------------------
           -18.26%  -28.19%     1.01%     4.39%      4.89%
           --------------------------------------------------

1The six month return has not been annualized.
2The International Equity Fund commenced operations on September 23, 1993.
3The Morgan Stanley Capital International Europe, Australasia, and Far East-GDP
 Weighted Index (MSCI EAFE Index) is a widely recognized index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The index is weighted by the market capitalization of the companies in the index.

The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the International Equity Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Portfolio Performance Discussion
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001

MID CAP GROWTH FUND

During the first half of 2001, the tech-dominated mid-cap growth market continued to feel the negative impact of the economic slowdown that began in 2000. In this difficult environment, the Armada Advantage Mid Cap Growth Fund produced a total return of -10.05% for the six months ended June 30, 2001. The Russell Midcap Growth Index, the fund's benchmark, returned -12.96% over the same period.

Although disappointed with the Fund's results on an absolute basis, management was pleased that our "growth at a reasonable price" philosophy helped us outpace the benchmark. Sensitivity to valuations and a resultant underweight in the tech sector were the most significant factors in the Fund's outperformance.

In search of stocks that were somewhat less sensitive to an economic downturn, we had increased the Portfolio's stake in financial and information outsourcing stocks during the last quarter of 2000. Among our financial holdings, Banco Popular and sub-prime auto lender AmeriCredit benefited from the Federal Reserve Board's dramatic interest rate reductions. AmeriCredit also saw decreasing competition in its market segment. Property and casualty insurer Progressive Corporation enjoyed an improved pricing environment and wider margins. Information outsourcing holdings Fiserv, Concord EFS, and Affiliated Computer--all of which offer the stability of long-term contracts--reaped significant gains during the period.

In the energy sector, we took advantage of rising share prices and sold our stakes in drilling companies Nabors Industries and ENSCO International during the second quarter. Both had posted solid returns, but we believed that they were unlikely to offer the same rate of growth as natural gas prices began to level off.

Cytyc Corporation and King Pharmaceuticals were among the Fund's strongest performers in the healthcare sector. Cytyc has benefited from the positive response to its ThinPrep System, a replacement for the conventional Pap smear. King's Altace drug for hypertension has been received enthusiastically in the marketplace since receiving FDA approval for use in reducing the risk of stroke, heart attack, and other cardiovascular diseases. Sales of King's Levoxyl have also been strong. Our stake in Alza Pharmaceuticals also proved beneficial as Johnson and Johnson acquired the company at a 30% premium in June.

At the end of June, the Portfolio remained modestly overweighted in the financial, information outsourcing, and utilities sectors. We retained our underweight in tech stocks, although tech still represented our largest single sector allocation. Moreover, we began adding technology stocks selectively to the Portfolio where valuations appeared attractive. Such stocks include Citrix Systems, a leader in application server software, and Pixelworks, a manufacturer of graphics chips used in flat-panel displays.

The management team believes that the Fed's aggressive rate reductions--coupled with the government tax cuts passed in May--should helP spur an economic recovery over the next 12 months.



                               MID CAP GROWTH FUND

[Graphic Omitted]
Plot points are as follows:

                   Armada Advantage              Russell Midcap
                  Mid Cap Growth Fund            Growth Index 3

9/30/93                 $10,000                    $10,000
12/93                    10,021                     10,322
12/94                     9,499                     10,099
12/95                    12,258                     13,531
12/96                    14,386                     15,896
12/97                    16,196                     19,478
12/98                    17,869                     22,956
12/99                    25,795                     34,733
12/00                    23,510                     30,652
06/01                    21,147                     26,679




              Average Annual Total Return as of June 30, 2001
             --------------------------------------------------
               Six         One       Three    Five   Inception
             Months 1      Year       Year     Year   to Date 2
             --------------------------------------------------
             -10.05%     -27.71%     4.87%    8.69%    10.33%
             --------------------------------------------------


1The six month return has not been annualized.
2The Mid Cap Growth Fund commenced operations on September 23, 1993.
3The Russell Midcap Growth Index is a widely recognized, capitalization-weighted
 (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 800 smallest U.S. companies out of the 1000 largest U.S. companies, with higher growth rates and price-to-book ratios.

The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Mid Cap Growth Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

                         [Armada Advantage Logo Omitted]

                                Financial Statements

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

Financial Highlights
--------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                 JUNE 30, 2001


                                                                    SIX MONTHS
                                                                      ENDED
                                                                     JUNE 30,           YEAR ENDED          PERIOD ENDED
FOR A SHARE OUTSTANDING THROUGHOUT                                     2001            DECEMBER 31,         DECEMBER 31,
  THE PERIOD                                                        (UNAUDITED)            2000                 1999*
                                                                    -----------        ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ............................      $10.84              $11.40               $10.00
                                                                       ------              ------               ------
INVESTMENT ACTIVITIES
   Net investment income ........................................        0.01                  --                   --
   Net realized and unrealized gains/(losses)
     on investments .............................................       (1.29)              (0.56)                1.40
                                                                       ------              ------               ------
       Total from Investment Operations .........................       (1.28)              (0.56)                1.40
                                                                       ------              ------               ------
NET ASSET VALUE, END OF PERIOD ..................................      $ 9.56              $10.84               $11.40
                                                                       ======              ======               ======
Total Return+ ...................................................      (11.81)%             (4.91)%              14.00%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000) ...............................      $5,679              $5,970               $5,700
Ratio of expenses to average net assets .........................        0.81%               0.92%                1.00%
Ratio of net investment income/(loss)
   to average net assets ........................................        0.13%               0.02%               (0.09)%
Ratio of expenses to average net assets before fee waivers ......        1.56%               1.67%                1.75%
Portfolio turnover rate .........................................          10%                 28%                  26%
-------------

+ Total return is for the period indicated and has not been annualized.
* Fund commenced operations on September 13, 1999. All ratios for the period have been annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                          JUNE 30, 2001

                                                     SIX MONTHS                     YEAR ENDED DECEMBER 31,
                                                        ENDED   ----------------------------------------------------------
                                                      JUNE 30,
FOR A SHARE OUTSTANDING THROUGHOUT                      2001
  THE PERIOD                                         (UNAUDITED)    2000(B)     1999(B)       1998        1997        1996
                                                    ------------   -------     -------      -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $ 12.05     $ 20.51     $ 13.83      $ 12.44     $ 12.18     $ 10.59
                                                       -------     -------     -------      -------     -------     -------
INVESTMENT ACTIVITIES
   Net investment loss ............................         --       (0.18)      (0.10)       (0.10)      (0.06)      (0.04)
   Net realized and unrealized gains/(losses)
     on investments ...............................      (2.20)      (3.22)       7.54         1.55        0.32        1.67
                                                       -------     -------     -------      -------     -------     -------
       Total from Investment Operations ...........      (2.20)      (3.40)       7.44         1.45        0.26        1.63
                                                       -------     -------     -------      -------     -------     -------
LESS DISTRIBUTIONS
   Dividends from net investment income ...........         --          --          --           --          --       (0.04)
   Distributions from net realized
     capital gains ................................         --       (5.06)      (0.76)       (0.06)         --          --
                                                       -------     -------     -------      -------     -------     -------
    Total Distributions ...........................         --       (5.06)      (0.76)       (0.06)         --       (0.04)
                                                       -------     -------     -------      -------     -------     -------
   NET ASSET VALUE, END OF PERIOD .................    $  9.85     $ 12.05     $ 20.51      $ 13.83     $ 12.44     $ 12.18
                                                       =======     =======     =======      =======     =======     =======
Total Return+ .....................................     (18.26)%    (18.27)%     55.70%       11.61%       2.13%      15.41%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000) .................    $12,853     $16,253     $20,584      $18,371     $18,784     $17,001
Ratio of expenses to average net assets ...........       2.20%       2.30%       2.01%        2.05%       1.90%       2.00%
Ratio of net investment income/(loss)
   to average net assets ..........................       0.34%     (1.08)%     (0.69)%      (0.66)%     (0.46)%     (0.35)%
Ratio of expenses to average net assets
   before fee waivers .............................       2.70%       2.56%        (a)         2.11%        (a)         (a)
Portfolio turnover rate ...........................         88%        137%        115%          73%         34%         65%
-------------

 + Total return is for the period indicated and has not been annualized.
(a)There were no waivers or reimbursements during this period.
(b)Per share data calculated using average shares outstanding method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                JUNE 30, 2001


                                                     SIX MONTHS                    YEAR ENDED DECEMBER 31,
                                                       ENDED      --------------------------------------------------------
                                                      JUNE 30,
FOR A SHARE OUTSTANDING THROUGHOUT                      2001
  THE PERIOD                                         (UNAUDITED)    2000(B)     1999         1998       1997        1996
                                                     -----------   --------    -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $ 13.63     $ 21.27     $ 15.70     $ 14.23     $ 14.60     $ 12.44
                                                       -------     -------     -------     -------     -------     -------
INVESTMENT ACTIVITIES
   Net investment loss ............................      (0.10)      (0.19)      (0.41)      (0.16)      (0.11)      (0.09)
   Net realized and unrealized gains/(losses)
     on investments ...............................      (1.27)      (0.29)       7.08        1.63        1.90        2.25
                                                       -------     -------     -------     -------     -------     -------
       Total from Investment Operations ...........      (1.37)      (0.48)       6.67        1.47        1.79        2.16
                                                       -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS
   Distributions from net realized
     capital gains ................................         --       (7.16)      (1.10)         --       (2.16)         --
                                                       -------     -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ....................    $ 12.26     $ 13.63     $ 21.27     $ 15.70     $ 14.23     $ 14.60
                                                       =======     =======     =======     =======     =======     =======
Total Return+ .....................................    (10.05)%     (8.86)%      44.36%      10.33%      12.58%      17.36%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000) .................    $14,623     $17,882     $22,967     $29,066     $31,059     $24,041
Ratio of expenses to average net assets ...........       1.21%       1.51%       1.59%       1.51%       1.53%       1.42%
Ratio of net investment loss
   to average net assets ..........................     (0.65)%      (0.91)%     (1.09)%     (0.98)%     (0.88)%     (0.73)%
Ratio of expenses to average net assets
  before fee waivers ..............................       1.71%       1.61%         (a)       1.57%         (a)         (a)
Portfolio turnover rate ...........................         52%        191%        139%         71%         55%        127%
-------------

 + Total return is for the period indicated and has not been annualized.
(a)There were no waivers or reimbursements during this period.
(b)Per share data calculated using average shares outstanding method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedule of Investments                                              (UNAUDITED)
--------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                 JUNE 30, 2001

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
COMMON STOCK (95.9%):
Basic Materials (0.5%):
     500   Avery Dennison .....................    $   26
                                                   ------
Commercial Services (11.8%):
   1,400   Automatic Data Processing ..........        70
   2,100   Comcast, Cl A* .....................        91
   1,700   Concord EFS* .......................        88
   1,400   Convergys* .........................        42
   2,700   Microsoft* .........................       197
     900   Omnicom Group ......................        77
   1,400   Sun Microsystems* ..................        22
   2,800   Sungard Data Systems* ..............        84
                                                   ------
                                                      671
                                                   ------
Consumer Cyclicals (8.4%):
   2,100   Costco Wholesale* ..................        86
   2,450   Home Depot .........................       114
     700   Lowes ..............................        51
   1,700   RadioShack .........................        52
   2,500   Wal-Mart Stores ....................       122
   1,550   Walgreen ...........................        53
                                                   ------
                                                      478
                                                   ------
Consumer Non-Cyclicals (4.7%):
   1,000   Colgate-Palmolive ..................        59
   2,100   PepsiCo ............................        93
     400   Procter & Gamble ...................        26
   1,300   Safeway* ...........................        62
   1,000   Sysco ..............................        27
                                                   ------
                                                      267
                                                   ------
Consumer Services (3.7%):
   2,150   AOL Time Warner* ...................       114
   2,100   Harley-Davidson ....................        99
                                                   ------
                                                      213
                                                   ------
Energy (7.3%):
     200   Anadarko Petroleum .................        11
     400   Chevron ............................        36
   1,799   EL Paso ............................        95
   1,650   Exxon Mobil ........................       144
   1,700   Schlumberger .......................        90
     800   Weatherford International* .........        38
                                                   ------
                                                      414
                                                   ------
Financials (19.2%):
   1,400   American Express ...................        54
   2,450   American International Group .......       211
   1,650   Bank of New York ...................        79
   1,933   Citigroup ..........................       102
     900   Fannie Mae .........................        77
   1,000   Fifth Third Bancorp ................        60
   1,400   Freddie Mac ........................        98
     600   Golden West Financial ..............        39
     400   Marsh & McLennan ...................        40

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
COMMON STOCK -- CONTINUED:
Financials -- continued:
   3,200   MBNA ...............................    $  105
     600   Northern Trust .....................        38
   1,200   Providian Financial ................        71
   1,400   State Street .......................        69
   1,200   Washington Mutual ..................        45
                                                   ------
                                                    1,088
                                                   ------
Healthcare (12.2%):
   1,100   Amgen* .............................        67
   1,100   Bristol-Myers Squibb ...............        58
   1,200   Johnson & Johnson ..................        60
   1,550   Medtronic ..........................        71
   1,050   Merck ..............................        67
   5,950   Pfizer .............................       238
   1,876   Pharmacia ..........................        86
   1,250   Schering-Plough ....................        45
                                                   ------
                                                      692
                                                   ------
Industrials (10.5%):
   5,300   General Electric ...................       258
     600   Minnesota Mining & Manufacturing ...        69
   4,050   Tyco International .................       221
     650   United Technologies ................        48
                                                   ------
                                                      596
                                                   ------
Technology (12.7%):
   2,200   ADC Telecommunications* ............        15
   1,500   Altera* ............................        44
     800   Amdocs, ADR* .......................        43
   1,000   Analog Devices* ....................        43
     600   Check Point Software Technologies,
             ADR* .............................        30
   3,650   Cisco Systems* .....................        66
   1,300   Citrix Systems* ....................        45
   2,100   EMC-Mass* ..........................        61
     300   Hewlett-Packard ....................         9
   3,500   Intel ..............................       102
   1,200   International Business Machines ....       136
   1,700   Nortel Networks ....................        16
     800   Qualcomm* ..........................        47
   1,650   Texas Instruments ..................        52
     200   VERITAS Software* ..................        13
                                                   ------
                                                      722
                                                   ------
Telecommunications (3.9%):
   1,100   BellSouth ..........................        44
     800   Qwest Communications International*         26
   2,368   SBC Communications .................        95
   1,054   Verizon Communications* ............        56
                                                   ------
                                                      221
                                                   ------
Transportation (1.0%):
   3,200   Southwest Airlines .................        59
                                                   ------

Total Common Stock  (Cost $5,349)                   5,447
                                                   ------

Schedule of Investments                                              (UNAUDITED)
--------------------------------------------------------------------------------
EQUITY GROWTH FUND (CONCLUDED)                                     JUNE 30, 2001
                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
CASH EQUIVALENT (4.1%):
 234,281   Fidelity Domestic Money Market
             Fund .............................    $  234
                                                   ------

Total Cash Equivalent (Cost $234)                     234
                                                   ------

Total Investments (Cost $5,583) -- 100.0%           5,681
                                                   ------

Other Assets and Liabilities, Net -- (0.0%)            (2)
                                                   ------
Total Net Assets -- 100.0%                         $5,679
                                                   ======
------------------
*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedule of Investments                                              (UNAUDITED)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                          JUNE 30, 2001

                                                  MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
FOREIGN COMMON STOCK (95.7%):
Australia (1.3%):
   34,500  John Fairfax Holdings                    $  71
   5,080   National Australia Bank#                    90
                                                   ------
                                                      161
                                                   ------
Belgium (0.5%):
   1,712   Union Miniere#                              68
                                                   ------
Bermuda (0.5%):
   1,282   Tyco International                          70
                                                   ------
Brazil (3.0%):
   4,837   Aracruz Celulose, ADR                       90
   9,327   Cia Paranaense de Energia, ADR              70
   3,991   Empresa Bras de Aeronautica, ADR           156
   2,876   Petroleo Brasileiro, ADR                    75
                                                   ------
                                                      391
                                                   ------
Canada (0.8%):
   2,794   Talisman Energy                            106
                                                   ------
China (1.8%):
  15,511   China Mobile*                               82
  45,865   China Resources Enterprises                 77
 109,519   Huaneng Power International                 67
                                                   ------
                                                      226
                                                   ------
Denmark (1.7%):
   7,115   Danske Bank                                128
   1,918   Novo-Nordisk, Cl B*                         85
                                                   ------
                                                      213
                                                   ------
Finland (0.8%):
   4,766   Nokia OYJ, ADR                             105
                                                   ------
France (9.4%):
   2,673   Accor                                      113
   2,913   Alstom#                                     81
   1,051   Altran Technologies#                        49
     846   Atos Origin*#                               61
   1,704   Aventis                                    136
   2,196   Axa#                                        63
     894   Cie de Saint-Gobain*#                      121
   4,754   European Aeronautic
             Defense and Space#                        88
   7,404   Orange*#                                    60
   2,500   Renault                                    113
   1,261   Thomson Multimedia*#                        41
   1,025   TotalFina Elf*                             144
   2,260   Vivendi Universal*#                        132
                                                   ------
                                                    1,202
                                                   ------

                                                  MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
FOREIGN COMMON STOCK -- CONTINUED
Germany (2.9%):
     535   Allianz*#                               $  157
   2,731   Altana*                                    104
   1,250   E.ON*                                       65
   1,635   Fraport AG Frankfurt Airport
              Services Worldwide*                      45
                                                   ------
                                                      371
                                                   ------
Hong Kong (2.0%):
   6,250   Cheung Kong Holdings*                       68
 173,922   First Pacific                               38
  27,885   Hong Kong Land Holdings                     50
  38,461   Hysan Development                           49
  29,808   Johnson Electric Holdings                   41
                                                   ------
                                                      246
                                                   ------
Ireland (1.7%):
  11,171   Bank of Ireland                            111
   1,751   Elan, ADR*                                 107
                                                   ------
                                                      218
                                                   ------
Israel (2.0%):
   1,979   Amdocs*                                    107
   2,363   Check Point Software Technologies*         120
   1,223   Oridion Systems*                            29
                                                   ------
                                                      256
                                                   ------
Italy (3.2%):
   2,545   Assicurazioni Generali*                     76
  41,663   IntesaBci*                                 147
   4,808   Saipem*                                     26
  12,937   Telecom Italia*                            116
   9,213   TIM                                         47
                                                   ------
                                                      412
                                                   ------
Japan (15.3%):
  12,500   Asahi Glass                                104
   4,373   Canon                                      177
   4,931   Chubu Electric Power#                      105
   8,687   Dainippon Pharmaceutical                   118
  15,673   Fuji Heavy Industries                      115
   4,423   Kansai Electric Power                       75
   4,808   Komori                                      66
   6,625   NEC                                         90
     673   Nintendo                                   122
       7   NTT Docomo                                 122
   1,442   Orix                                       140
   1,913   Promise                                    158
   1,167   SMC                                        125
   2,212   Sony, ADR                                  146
   1,655   Takeda Chemical Industries                  77
   7,692   Tanabe Seiyaku                              73
   6,560   Tokio Marine & Fire Insurance               61
   1,154   Tokyo Electron Limited                      70
   9,615   Toyo INK MFG                                28
                                                   ------
                                                    1,972
                                                   ------

Schedule of Investments                                              (UNAUDITED)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (CONTINUED)                              JUNE 30, 2001
                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
FOREIGN COMMON STOCK -- CONTINUED
Mexico (2.5%):
   2,832   America Movil SA de CV,
             Series L, ADR* ...................     $  59
   2,762   Cemex, ADR .........................        73
   1,442   Fomento Economico Mexicano, ADR ....        61
   3,659   Telefonos de Mexico, ADR ...........       128
                                                  -------
                                                      321
                                                  -------
Netherlands (8.9%):
   2,356   ASM International* .................        47
   3,316   DSM ................................       115
   3,888   Hunter Douglas .....................       109
   2,223   ING Groep* .........................       145
   4,732   Koninklijke Ahold ..................       148
   4,663   Koninklijke Philips Electronics, ADR       123
   1,602   Nutreco Holding ....................        69
   2,139   Royal Dutch Petroleum ..............       123
   2,547   Unilever, ADR ......................       152
   4,423   Wolters Kluwer .....................       119
                                                  -------
                                                    1,150
                                                  -------
Norway (2.3%):
   3,824   Norsk Hydro ........................       162
   3,000   Norske Skogindutrier ...............        45
   3,990   Royal Caribbean Cruises ............        88
                                                  -------
                                                      295
                                                  -------
Singapore (1.2%):
  39,615   Sembcorp Industries Limited ........        35
  45,130   Singapore Technologies Engineering          64
  50,288   Singapore Telecommunications .......        52
                                                  -------
                                                      151
                                                  -------
South Korea (1.5%):
   3,700   Korea Telecom, ADR .................        81
   5,702   Pohang Iron & Steel, ADR ...........       112
                                                  -------
                                                      193
                                                  -------
Spain (6.2%):
   2,402   Acerinox ...........................        67
   5,000   Aguas de Barcelona .................        69
  12,955   Banco Bilbao Vizcaya Argentaria ....       168
   3,740   Cortefiel ..........................        53
  10,673   Endesa .............................       170
  11,298   Repsol .............................       187
   6,629   Telefonica* ........................        82
                                                  -------
                                                      796
                                                  -------
Sweden (2.9%):
   4,327   Electrolux, Series B ...............        60
  16,374   Nordea .............................        93
   4,346   Sandvik ............................        87
   6,555   Svenska Cellulosa, Cl B ............       139
                                                  -------
                                                      379
                                                  -------

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
FOREIGN COMMON STOCK -- CONTINUED
Switzerland (8.0%):
   2,308   Adecco .............................    $  109
     610   Credit Suisse Group* ...............       100
      17   Julius Baer Holding, Cl B ..........        65
     702   Nestle .............................       149
   4,550   Novartis ...........................       165
     130   Swatch Group, Cl B* ................       130
      56   Swiss Re ...........................       112
   1,427   UBS ................................       204
                                                  -------
                                                    1,034
                                                  -------
United Kingdom (15.3%):
   3,039   AstraZeneca, ADR ...................       142
   4,419   Barclays ...........................       135
  19,837   BHP Billiton .......................        99
  17,069   BP .................................       140
   1,934   BP, ADR ............................        96
  31,442   British Energy .....................       122
  12,836   Capita Group .......................        83
  17,452   Compass Group* .....................       140
   9,818   Diageo .............................       108
  38,461   Hilton Group .......................       129
  11,263   HSBC Holdings ......................       133
   5,672   Imperial Tobacco Group .............        67
  11,120   Northern Rock ......................        90
   4,969   Royal Bank of Scotland Group .......       110
  12,367   Scottish Power .....................        91
  33,750   Somerfield* ........................        62
  73,105   Vodafone Group .....................       162
     901   Vodafone Group, ADR ................        20
   6,279   Wetherspoon (J.D.) .................        32
                                                  -------
                                                    1,961
                                                  -------

Total Foreign Common Stock (Cost $12,152)          12,297
                                                  -------
FOREIGN PREFERRED STOCK (0.9%):
Germany (0.9%):
   2,048   Henkel KGaA ........................       119
                                                  -------

Total Foreign Preferred Stock (Cost $139)             119
                                                  -------
CASH EQUIVALENT (3.8%):
 488,768   Goldman Sachs Financial Square
             Prime Obligation
             Money Market Fund ................       489
                                                  -------

Total Cash Equivalent (Cost $489)                     489
                                                  -------

Total Investments (Cost $12,780) -- 100.4%         12,905
                                                  -------

Other Assets and Liabilities, Net -- (0.4%)           (52)
                                                  -------
Total Net Assets -- 100.0%                        $12,853
                                                  =======
----------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

Schedule of Investments                                              (UNAUDITED)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (CONCLUDED)                              JUNE 30, 2001


At June 30, 2001, sector diversification of the Fund was as follows:

                                       % OF      VALUE
SECTOR DIVERSIFICATION              NET ASSETS   (000)
----------------------             -----------  -------
Banks                                  10.7%    $ 1,370
Telephones & Telecommunications         9.5%      1,223
Beverage, Food & Tobacco                8.2%      1,057
Pharmaceuticals/Medical Products        8.1%      1,036
Oil & Gas                               7.0%        897
Energy                                  6.0%        765
Insurance                               4.8%        614
Aerospace/Defense                       3.5%        448
Machinery                               2.8%        359
Consumer Goods                          2.8%        356
Diversified Operations                  2.7%        347
Publishing & Broadcasting               2.5%        322
Building Contractors                    2.3%        298
Financial Services                      2.3%        298
Paper & Paper Products                  2.1%        274
Electronic Components                   2.0%        254
Metals & Mining                         1.9%        247
Basic Materials                         1.9%        242
Automotive                              1.8%        228
Professional Services                   1.5%        192
Retail                                  1.4%        183
Technology                              1.4%        181
Office Automation & Equipment           1.4%        177
Real Estate                             1.3%        167
Engineering Services                    1.1%        148
Transportation Services                 1.0%        133
Leisure                                 1.0%        129
Toys                                    0.9%        122
Semiconductors                          0.9%        117
Hotels & Lodging                        0.9%        113
                                      -----     -------
TOTAL FOREIGN COMMON STOCK             95.7%     12,297
FOREIGN PREFERRED STOCK                 0.9%        119
CASH EQUIVALENT                         3.8%        489
                                      -----     -------
TOTAL INVESTMENTS                     100.4%     12,905
OTHER ASSETS AND LIABILITIES           (0.4)%       (52)
                                      -----     -------
TOTAL NET ASSETS                      100.0%    $12,853
                                      =====     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedule of Investments                                              (UNAUDITED)
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                JUNE 30, 2001

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
COMMON STOCK (91.3%):
Commercial Services (12.7%):
   3,100   Affiliated Computer Services, Cl A*    $   223
   3,000   Career Education* ..................       180
   6,551   Concord EFS* .......................       341
   7,450   Electronics for Imaging* ...........       220
   3,000   Fiserv* ............................       192
   2,100   Internet Security Systems* .........       102
   7,250   Robert Half International* .........       180
   7,500   Sungard Data Systems* ..............       225
   5,600   Tech Data* .........................       187
                                                  -------
                                                    1,850
                                                  -------
Consumer Cyclicals (6.2%):
   5,750   Abercrombie & Fitch, Cl A* .........       256
   3,400   BJ's Wholesale Club* ...............       181
   2,850   CDW Computer Centers* ..............       113
   8,650   Family Dollar Stores ...............       222
   5,050   Gentex* ............................       141
                                                  -------
                                                      913
                                                  -------
Consumer Non-Cyclicals (1.7%):
   6,200   Constellation Brands, Cl A* ........       254
                                                  -------
Consumer Services (5.3%):
   5,500   CEC Entertainment* .................       271
   3,150   Hotel Reservations Network, Cl A*#         147
   2,100   International Game Technology* .....       132
   5,200   Univision Communications, Cl A* ....       222
                                                  -------
                                                      772
                                                  -------
Energy (2.4%):
   2,650   Apache .............................       135
   5,500   Global Marine* .....................       102
   3,550   Noble Drilling* ....................       116
                                                  -------
                                                      353
                                                  -------
Financials (7.4%):
   6,387   AmeriCredit* .......................       332
   3,150   Capital One Financial ..............       189
   3,900   Popular ............................       128
   1,050   Progressive ........................       142
   5,000   Providian Financial ................       296
                                                  -------
                                                    1,087
                                                  -------
Healthcare (22.4%):
   2,500   Allergan ...........................       214
   2,450   Andrx Group* .......................       189
   8,050   Cytyc* .............................       186
   2,150   Enzon*# ............................       134
   8,600   First Health Group* ................       207
   3,772   Forest Laboratories*# ..............       268
   3,650   Idec Pharmaceuticals*# .............       247

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
---------- ------------------------------------ ----------
COMMON STOCK -- CONTINUED
Healthcare -- continued
   9,350   King Pharmaceuticals* ..............    $  503
   2,250   Laboratory Corp of America Holdings*       173
   3,350   Medimmune* .........................       158
   3,800   Millennium Pharmaceuticals*# .......       135
   3,479   Minimed* ...........................       167
   7,350   Omnicare ...........................       148
   2,750   OSI Pharmaceuticals* ...............       145
   4,050   Shire Pharmaceuticals, ADR*# .......       225
   5,850   Titan Pharmaceuticals* .............       176
                                                  -------
                                                    3,275
                                                  -------
Industrials (2.0%):
   8,150   Active Power* ......................       136
   4,200   Empresa Bras de Aeronautica, ADR ...       164
                                                  -------
                                                      300
                                                  -------
Technology (24.8%):
   2,700   Activision* ........................       106
   6,950   Advanced Micro Devices* ............       201
   8,200   Citrix Systems* ....................       286
   2,000   Comverse Technology* ...............       114
   3,150   Electronic Arts* ...................       182
   2,400   FEI* ...............................        98
   3,050   Intersil, Cl A* ....................       111
   5,050   Jabil Circuit* .....................       156
   3,700   Kla-Tencor* ........................       216
   2,250   Lexmark International* .............       151
   3,200   Macrovision* .......................       219
   3,400   Mercury Interactive* ...............       204
   2,800   Novellus Systems* ..................       159
   1,350   Nvidia*# ...........................       125
   5,100   Peoplesoft* ........................       251
   7,800   Pixelworks* ........................       279
   3,350   Rational Software* .................        94
   5,400   Retek,* ............................       259
   4,200   Sanmina* ...........................        98
   7,100   SCI Systems* .......................       181
   3,200   Scientific-Atlanta .................       130
                                                  -------
                                                    3,620
                                                  -------
Telecommunications (2.9%):
  11,650   Broadwing* .........................       285
   3,000   Brocade Communications System* .....       132
                                                  -------
                                                      417
                                                  -------
Transportation (1.0%):
   5,250   Skywest ............................       147
                                                  -------

Schedule of Investments                                              (UNAUDITED)
--------------------------------------------------------------------------------
MID CAP GROWTH FUND (CONCLUDED)                                    JUNE 30, 2001


                                                 MARKET
  SHARES/               SECURITY                  VALUE
 PAR (000)             DESCRIPTION                (000)
---------- ------------------------------------ ----------
COMMON STOCK -- CONTINUED Utilities (2.5%):
   1,950   Black Hills ........................   $    78
   2,750   Calpine* ...........................       104
   5,450   Mirant* ............................       188
                                                  -------
                                                      370
                                                  -------

Total Common Stock  (Cost $11,457)                 13,358
                                                  -------
U.S. GOVERNMENT AGENCY OBLIGATION (4.8%):
     700   Federal Home Loan Mortgage
             Corporation
             3.830%, 07/10/01 .................       699
                                                  -------

Total U.S. Government Agency Obligation
     (Cost $699)                                      699
                                                  -------
CASH EQUIVALENT (3.6%):
 530,332   Goldman Sachs Financial
             Square Prime Obligation
             Money Market Fund ................       530
                                                  -------

Total Cash Equivalent (Cost $530)                     530
                                                  -------

Total Investments (Cost $12,686) -- 99.7%          14,587
                                                  -------

Other Assets and Liabilities, Net -- 0.3%              36
                                                  -------
Total Net Assets -- 100.0%                        $14,623
                                                  =======

---------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

                       SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Assets and Liabilities (000)                           (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           JUNE 30, 2001
                                                                              ---------------------------------------
                                                                               EQUITY     INTERNATIONAL     MID CAP
                                                                               GROWTH         EQUITY         GROWTH
                                                                                FUND           FUND           FUND
                                                                               ------     -------------     -------
ASSETS:
Investments, at cost ........................................................  $5,583         $12,780       $12,686
                                                                               ======         =======       =======
Investments, at value .......................................................  $5,681         $12,905       $14,587
Foreign currency (cost $15) .................................................      --              15            --
Collateral for securities loaned, at value ..................................      --             945         1,224
Receivable for investments sold .............................................       7              23           110
Amounts on deposit with brokers .............................................      --              --            46
Variation margin receivable on futures ......................................      --              --             9
Receivable for shares of beneficial interest sold ...........................      --               4             7
Dividends and interest receivable ...........................................       3              13             5
Reclaim Receivable ..........................................................      --              22            --
                                                                               ------         -------       -------
     Total Assets ...........................................................   5,691          13,927        15,988
                                                                               ------         -------       -------
LIABILITIES:
Payable upon return of securities loaned ....................................      --             945         1,224
Payable for investments purchased ...........................................      --              89           108
Payable for shares of beneficial interest redeemed ..........................      --              --             1
Accrued expenses payable ....................................................      12              40            32
                                                                               ------         -------       -------
     Total Liabilities ......................................................      12           1,074         1,365
                                                                               ------         -------       -------
Total Net Assets ............................................................  $5,679         $12,853       $14,623
                                                                               ======         =======       =======
NET ASSETS:
Portfolio Shares ............................................................  $6,008         $12,254       $ 9,513
Undistributed net investment income/
   Accumulated net investment loss ..........................................       5              46           (50)
Accumulated net realized gain/(loss) on investments .........................    (432)            452         3,235
Net unrealized depreciation of foreign currency and translation of other
   assets and liabilities in foreign currency investments ...................      --             (24)           --
Net unrealized appreciation on investments and futures ......................      98             125         1,925
                                                                               ------         -------       -------
Total Net Assets ............................................................  $5,679         $12,853       $14,623
                                                                               ======         =======       =======

Outstanding shares of beneficial interest
   (unlimited authorization -- no par value) ................................     594           1,305         1,192
Net Asset Value, Offering and Redemption Price Per Share ....................   $9.56           $9.85        $12.26
                                                                               ======         =======       =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Operations (000)                                       (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  SIX MONTHS ENDED JUNE 30, 2001
                                                                              ---------------------------------------
                                                                               EQUITY     INTERNATIONAL      MID CAP
                                                                               GROWTH        EQUITY          GROWTH
                                                                                FUND          FUND            FUND
                                                                               ------     -------------      -------
INVESTMENT INCOME:
Dividends ..................................................................    $  21           $ 173        $   24
Interest ...................................................................        6              16            13
Securities lending .........................................................       --               4             6
Less: Foreign taxes withheld ...............................................       --             (14)           --
                                                                                -----         -------       -------
     Total Investment Income                                                       27             179            43
                                                                                -----         -------       -------
EXPENSES:
Investment advisory fees ...................................................       21              81            77
Administration fees ........................................................        6              14            15
Custodian fees .............................................................        2              57             4
Professional fees ..........................................................        8              25             8
Transfer Agent fees ........................................................        4               4             4
Printing and shareholder reports ...........................................        2               6             8
Miscellaneous ..............................................................        1               3             2
                                                                                -----         -------       -------
Total Expenses                                                                     44             190           118
                                                                                -----         -------       -------
Less:
Fees waived by Investment Adviser ..........................................      (21)            (35)          (25)
                                                                                -----         -------       -------
Net Expenses ...............................................................       23             155            93
                                                                                -----         -------       -------
Net Investment Income/(Loss) ...............................................        4              24           (50)
                                                                                -----         -------       -------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on futures ........................................       --             (95)           52
Net realized loss on investments ...........................................     (150)           (792)       (2,730)
Net realized gain on foreign currency transactions .........................       --              22            --
Net change in unrealized appreciation/(depreciation) on investments ........     (573)         (2,093)          918
Net change in unrealized depreciation on foreign currency
   and translation of other assets and liabilities in foreign currencies ...       --             (28)           --
Net change in unrealized appreciation on futures ...........................       --              21            24
                                                                                -----         -------       -------
Net loss on investments ....................................................     (723)         (2,965)       (1,736)
                                                                                -----         -------       -------
Net decrease in net assets resulting from operations .......................    $(719)        $(2,941)      $(1,786)
                                                                                =====         =======       =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Changes in Net Assets (000)                            (UNAUDITED)
--------------------------------------------------------------------------------

                                                  EQUITY GROWTH FUND             INTERNATIONAL EQUITY FUND
                                              ---------------------------       ----------------------------
                                              SIX MONTHS          YEAR          SIX MONTHS           YEAR
                                                 ENDED            ENDED            ENDED             ENDED
                                               JUNE 30,       DECEMBER 31,       JUNE 30,        DECEMBER 31,
                                                 2001             2000             2001              2000
                                              ----------      -----------       ----------       ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment
       income/(loss) .........................     $  4          $    1             $  24          $  (197)
     Net realized gain/(loss) on
       investments, futures and
       foreign currency
       transactions ..........................     (150)           (256)             (865)           1,549
     Net change in unrealized
       appreciation/(depreciation)
       on investments, futures and
       foreign currency
       transactions ..........................     (573)            (57)           (2,100)          (5,016)
                                                 ------          ------           -------          -------
Net decrease in net assets resulting
   from operations ...........................     (719)           (312)           (2,941)          (3,664)
                                                 ------          ------           -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from
       net realized capital gains ............       --              --                --           (4,924)
                                                 ------          ------           -------          -------
Total Distributions ..........................       --              --                --           (4,924)
                                                 ------          ------           -------          -------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued .............      491             583               674            1,221
     Dividends reinvested ....................       --              --               --             4,924
     Cost of shares redeemed .................      (63)             (1)           (1,133)          (1,888)
                                                 ------          ------           -------          -------
Increase/(decrease) in net assets from
   capital transactions ......................      428             582              (459)           4,257
                                                 ------          ------           -------          -------
Total increase/(decrease) in
   net assets ................................     (291)            270            (3,400)          (4,331)

NET ASSETS:
     Beginning of period .....................    5,970           5,700            16,253           20,584
                                                 ------          ------           -------          -------
     End of period ...........................   $5,679          $5,970           $12,853          $16,253
                                                 ======          ======           =======          =======
CAPITAL SHARE TRANSACTIONS:
     Issued ..................................       49              51                63               78
     Reinvested ..............................       --              --                --              381
     Redeemed ................................       (6)             --              (107)            (114)
                                                 ------          ------           -------          -------
Change in shares .............................       43              51               (44)             345
                                                 ======          ======           =======          =======




                                                  MID CAP GROWTH FUND
                                              ---------------------------
                                              IX MONTHS          YEAR
                                                ENDED            ENDED
                                              JUNE 30,       DECEMBER 31,
                                                2001             2000
                                              ---------      ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment
       income/(loss) .........................  $  (50)        $   (210)
     Net realized gain/(loss) on
       investments, futures and
       foreign currency
       transactions ..........................  (2,678)           6,151
     Net change in unrealized
       appreciation/(depreciation)
       on investments, futures and
       foreign currency
       transactions ..........................     942           (7,417)
                                               -------          -------
Net decrease in net assets resulting
   from operations ...........................  (1,786)          (1,476)
                                               -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from
       net realized capital gains ............      --           (7,066)
                                               -------          -------
Total Distributions ..........................      --           (7,066)
                                               -------          -------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued .............     946            3,132
     Dividends reinvested ....................     --             7,066
     Cost of shares redeemed .................  (2,419)          (6,741)
                                               -------          -------
Increase/(decrease) in net assets from
   capital transactions ......................  (1,473)           3,457
                                               -------          -------
Total increase/(decrease) in
   net assets ................................  (3,259)          (5,085)

NET ASSETS:
     Beginning of period .....................  17,882           22,967
                                               -------          -------
     End of period ........................... $14,623          $17,882
                                               =======          =======
CAPITAL SHARE TRANSACTIONS:
     Issued ..................................      77              165
     Reinvested ..............................      --              417
     Redeemed ................................    (197)            (349)
                                               -------          -------
Change in shares .............................    (120)             233
                                               =======          =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

Notes to Financial Statements                                        (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001

1.   ORGANIZATION:

     The Armada Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Equity Growth Fund, International Equity Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Bond Fund and the Balanced Allocation Fund. As of June 30, 2001, the Balanced Allocation Fund had not commenced operations. These financial statements and related notes pertain to the Equity Growth, International Equity and Mid Cap Growth Funds (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of June 30, 2001, the Participating Insurance Company for the Equity Growth, International Equity and Mid Cap Growth Funds is Hartford Life Insurance Company. Additionally, Security Benefit Life Insurance Company is the Participating Insurance Company for the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     An equity or bond fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are not readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy or sell shares of the Funds.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Company are allocated among the Funds on the basis of average daily net assets.

     IMPLEMENTATION OF NEW ACCOUNTING STANDARDS:

     The Funds implemented the provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

Notes to Financial Statements                                        (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001

     FOREIGN CURRENCY TRANSLATION:

     The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

     The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     LENDING PORTFOLIO SECURITIES:

     To generate additional income, the Funds may lend up to 331/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Union Bank of California acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by National City Investment Management Company ("IMC") to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of June 30, 2001. As of June 30, 2001, the following Funds had securities with the following market values on loan:


                                         MARKET VALUE             MARKET
                                           OF LOANED             VALUE OF
                                       SECURITIES (000)      COLLATERAL (000)
                                       ----------------      ----------------
     International Equity Fund .......      $  895             $  945
     Mid Cap Growth Fund .............       1,189              1,224

Notes to Financial Statements                                        (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001


     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

     The Funds will make distributions from net investment income and net realized capital gains on investments, if any, at least annually.

     FEDERAL INCOME TAXES:

     It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Accordingly, the following adjustments were made for the period ended December 31, 2000:

                                   ACCUMULATED      UNDISTRIBUTED
                                  NET REALIZED      NET INVESTMENT   PAID-IN-
     FUND                        GAIN/(LOSS) (000)   INCOME (000)  CAPITAL (000)
     ----                        -----------------  -------------- -------------
     International Equity Fund ..    $(202)              $202         $ --
     Mid Cap Growth Fund ........     (210)               210           --



     FORWARD CURRENCY CONTRACTS:

     The Funds may enter into forward currency contracts ("forwards") which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards are recorded for financial reporting purposes as unrealized gains and losses by the Funds. At June 30, 2001, forward foreign currency contracts were as follows:

                                                    CONTRACTS            IN                              UNREALIZED
                                                       TO             EXCHANGE                          APPRECIATION
                                                     RECEIVE             FOR           SETTLEMENT      (DEPRECIATION)
                                                      (000)             (000)             DATE              (000)
                                                    ---------         --------         ----------      -------------
     INTERNATIONAL EQUITY FUND:
     --------------------------

     FOREIGN CURRENCY PURCHASES:
                                Euro                   17               $14         07/03/01-07/04/01       $--
--------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                                        (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001


     FUTURES CONTRACTS:

     Certain of the Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.


     Financial futures contracts open at June 30, 2001 were as follows:

                                NUMBER      NOTIONAL                 UNREALIZED
                                  OF       COST AMOUNT   EXPIRATION  GAIN/(LOSS)
      FUND                     CONTRACTS      (000)         DATE        (000)
     ------                    ---------   -----------   ----------  ----------

     MID CAP GROWTH FUND
       Russell Mid Cap 400         3          $760         Sept-01       $24


     REPURCHASE AGREEMENTS:

     Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Company's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Company will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Company maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

3.   INVESTMENT RISKS:

     The International Equity Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Notes to Financial Statements                                        (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001


4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities and U.S. government obligations) for the six months ended June 30, 2001, are as follows:

     FUND                                 PURCHASES (000)   SALES (000)
     ----                                 ---------------   -----------
     Equity Growth Fund .................   $   990          $   571
     International Equity Fund ..........    12,141           12,206
     Mid Cap Growth Fund ................     8,009           10,661

     Subsequent to October 31, 2000 the following Funds had recognized losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at December 31, 2001. The Funds also had capital loss carryforwards at December 31, 2000, that can be used to offset future capital gains as follows:
                                                             CAPITAL LOSS
                                           POST 10/31/00  CARRYOVERS EXPIRING
                                           CAPITAL LOSS        2007-2008
     FUND                                  DEFERRAL (000)        (000)
     ----                                  -------------- -------------------
     Equity Growth Fund                        $103              $160
     International EquityFund                   269               --
     Mid Cap Growth Fund                        374               --



     At June 30, 2001 the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate appreciation and depreciation for securities held by the Funds at June 30, 2001, is as follows:


                                       AGGREGATE         AGGREGATE
                                         GROSS             GROSS
                                     APPRECIATION      DEPRECIATION      NET
     FUND                                (000)             (000)        (000)
     ----                            ------------      ------------   ---------
     Equity Growth Fund ............  $   618            $ (520)        $   98
     International Equity Fund .....      869              (744)           125
     Mid Cap Growth Fund ...........    2,779              (878)         1,901

Notes to Financial Statements                                         UNAUDITED)
--------------------------------------------------------------------------------
                                                                   JUNE 30, 2001

5.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by National City Investment Management Co. (IMC). Under the terms of the investment advisory agreement, IMC is entitled to receive fees based on a percentage of the average daily net assets of the Funds.

                                                              EQUITY        INTERNATIONAL         MID
                                                              GROWTH           EQUITY          CAP GROWTH
                                                               FUND             FUND              FUND
                                                              ------        -------------      ----------
     INVESTMENT ADVISORY FEES:
     Annual fee
       (percentage of average net assets) ................    0.75%(a)          1.15%              1.00%

     Advisory fee payable
       as of June 30, 2001 ...............................       $0           $7,038             $5,999
     (A) THE ADVISER IS VOLUNTARILY WAIVING THE FULL INVESTMENT ADVISORY FEE. FEE WAIVERS ARE VOLUNTARY AND MAY CHANGE.

     Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

     The Company and SEI Investments Mutual Fund Services ("SIMFS") are parties to an Administration Agreement under which SIMFS provides administrative services in exchange for fees at the greater of an annual rate of 0.20% of the Funds' average daily net assets, calculated daily and paid monthly, or $135,000 on aggregate net assets in the Funds. National City Bank ("NCB"), an affiliate of IMC, assists SIMFS in providing administrative services pursuant to a Sub-Administration Agreement between NCB and SIMFS. NCB receives payments from SIMFS for its services at an annual rate of up to 0.05% of the Funds' aggregate average daily net assets.

     NCB serves as Custodian to the Funds. NCB is paid an annual custody fee of .02% of each Fund's first $100 million of average daily net assets, .01% of each Fund's next $650 million of average daily net assets and .008% of the average daily net assets of each Fund which exceed $750 million, exclusive of out-of-pocket expenses and transaction charges. Custody fees are calculated daily and paid monthly.

     SEI Investments Distribution Co. serves as distributor (the "Distributor") to the Funds. The Distributor receives no fees for its distribution services to the Funds.

     Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of The Armada Advantage Fund and the Armada Funds, another fund family managed by the Adviser. No person who is an officer, director, trustee, or employee of IMC, SEI Investments Distribution Co., or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Company receives any compensation from the Company.

     Trustees who receive fees are eligible for participation in theCompany's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

                                BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
   Cold Metal Products, Inc.
   Commercial Metals Company
   Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.


JOHN F. DURKOTT
 President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
 Retired Chairman, President and Chief
     Executive Officer, Centerior Energy


RICHARD W. FURST
 Garvice D. Kincaid Professor of Finance
     and Dean, Gatton College of Business
     and Economics, University of Kentucky
 Director:
     Foam Design, Inc.
     The Seed Corporation
     Office Suites Plus, Inc.
     ihigh, Inc.


GERALD L. GHERLEIN
 Retired Executive Vice President and
     General Counsel, Eaton Corporation


J. WILLIAM PULLEN
 President and Chief Executive Officer,
     Whayne Supply Company

The Armada Advantage Fund Trustees also serve as the Trustees of Armada Funds.

                                                 [Armada Advantage Logo Omitted]

[Armada Advantage Logo Omitted]
One Freedom Valley Drive
Oaks, PA 19456





INVESTMENT ADVISOR:


[National City Investment
 Management Company Logo Omitted]



1900 East Ninth Street, 22nd Floor
Cleveland, OH  44114




                                                                         (6/01)